Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

The Company has evaluated subsequent events from June 30, 2026 through September 21 2026, which is the date that these unaudited interim condensed consolidated financial statements are available to be issued.

On September 15,2026, the Company entered into an Economic Interest Transfer Agreement with HK Education Vision Holding Co., Limited (the “Seller”) and Yuanwei Network Technology (Shanghai) Co., Ltd. (the “Target Company”). Pursuant to the agreement, the Company agreed to acquire the economic interests in relation to 40% of the Seller’s equity interests in the Target Company for an aggregate purchase price of RMB14,301,664.20, payable by the issuance of 284,372,086 ordinary shares to the Seller.

Other than the foregoing, there were no material subsequent events requiring disclosure in these unaudited interim condensed consolidated financial statements.